EXHIBIT 10.14

AMENDMENT TO OMNIBUS AGREEMENT REGARDING INTERCHANGE LITIGATION JUDGMENT SHARING AND SETTLEMENT SHARING

With respect to the Omnibus Agreement Regarding Interchange Litigation Judgment Sharing and Settlement Sharing (“Omnibus Agreement”) dated as of February 7, 2011, and in consideration of the mutual covenants and agreements contained herein, the undersigned parties agree as of the Amendment Effective Date to amend the Omnibus Agreement as follows:

1.	Each term defined in the Omnibus Agreement shall have the same meaning when used herein.

2.
In the event of a Settlement in an Opt-Out Action in which the settling Signatory or Signatories provide no Settlement consideration other than (a) a Monetary Portion or (b) modification of rules as required by any of the terms of Paragraphs 40‑52 or Paragraphs 53-65 of the Definitive Class Settlement Agreement in MDL 1720 subject, however, to the terms of the Definitive Class Settlement Agreement and any modifications thereto, that Settlement shall be treated under the Omnibus Agreement as though it were a Settlement in an Individual Plaintiff Action, notwithstanding any contrary provision in the Omnibus Agreement.

3.
For the avoidance of doubt, in the event of a Partial Settlement in an Opt-Out Action in which the settling Signatory or Signatories provide no Settlement consideration other than (a) a Monetary Portion or (b) modification of rules as required by any of the terms of Paragraphs 40‑52 or Paragraphs 53-65 of the Definitive Class Settlement Agreement in MDL 1720 subject, however, to the terms of the Definitive Class Settlement Agreement and any modifications thereto, that Partial Settlement shall be treated under the Omnibus Agreement as though it were a Partial Settlement in an Individual Plaintiff Action, notwithstanding any contrary provision in the Omnibus Agreement.

4.
Notwithstanding any contrary provision in the Omnibus Agreement, no Settlement in an Opt-Out Action shall be subject to settlement sharing under Paragraph 2.a of the Omnibus Agreement unless both MasterCard and Visa participate in that Settlement. For the avoidance of doubt, each of the parties hereto that is a party to the Visa JSA agrees that Paragraph 12 of the Visa JSA shall not apply to any Settlement in an Opt-Out Action, regardless of whether that Settlement is subject to settlement sharing under Paragraph 2.a of the Omnibus Agreement.

5.
The following sentence in Paragraph 4 of the Omnibus Agreement: In the event that any Settling Signatory does not obtain such a Setoff Provision, any such Settling Signatory will continue to have the Judgment-Sharing Payment Obligations (if any) set forth in this

Omnibus Agreement as to any claims for which it does not obtain such a Setoff Provision, provided, however, that with respect to a settlement in an Opt-Out Action, and notwithstanding any contrary provision in this Paragraph 4, (i) Visa need not obtain any Setoff Provision beyond that required by the Visa JSA and LSA to satisfy its Judgment-Sharing Payment Obligation under this Omnibus Agreement, (ii) MasterCard need not obtain any Setoff Provision beyond that required by the MasterCard SJSA to satisfy its Judgment-Sharing Payment Obligation under this Omnibus Agreement, and (iii) a Signatory other than Visa or MasterCard need not obtain any Setoff Provision beyond that required by the Visa JSA and LSA and the MasterCard SJSA to satisfy its Judgment-Sharing Payment Obligation under this Omnibus Agreement.
is hereby amended to read as follows:
In the event that any Settling Signatory does not obtain such a Setoff Provision, any such Settling Signatory will continue to have the Judgment-Sharing Payment Obligations (if any) set forth in this Omnibus Agreement as to any claims for which it does not obtain such a Setoff Provision.

6.
In the event (a) that the Definitive Class Settlement Agreement in MDL 1720 (“Class Settlement Agreement”) is terminated pursuant to Paragraphs 96-98 thereof and (b) payments are made pursuant to Paragraph 99(a) of the Class Settlement Agreement, Visa and MasterCard shall make mutually acceptable arrangements so that the Visa Defendants (as defined in the Class Settlement Agreement) shall have received two-thirds and the MasterCard Defendants (as defined in the Class Settlement Agreement) shall have received one-third of the total of (i) the sums paid pursuant to Paragraph 99(a) of the Class Settlement Agreement and (ii) the sums previously paid pursuant to Paragraphs 18-20 of the Class Settlement Agreement.

7.
To the extent that this Amendment modifies or amends the Visa JSA or the Visa LSA, each of the parties hereto that is a party to the Visa JSA or the Visa LSA consents to such modification or amendment of (a) the Visa JSA pursuant to Paragraphs 17 of the Visa JSA and (b) the Visa LSA pursuant to Section 11(i) of the Visa LSA.

8.
This Amendment to Omnibus Agreement Regarding Interchange Litigation Judgment Sharing and Settlement Sharing may be executed in multiple counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument.

9.
This Amendment to Omnibus Agreement Regarding Interchange Litigation Judgment Sharing and Settlement Sharing shall be effective as of the date on which (a) all entities listed on the signature pages hereto have executed it and (b) all entities listed on the signature pages thereto have executed the Amendment to MasterCard Settlement and Judging Sharing Agreement (the “Amendment Effective Date”).

10.
Each of the undersigned individuals signs on behalf of, and represents and warrants that he or she has the authority and authorization to sign on behalf of and bind, the corporations, banks, companies, or entities identified immediately above his or her signature, and upon the Amendment Effective Date this instrument shall be a valid and binding obligation of each such entity.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned parties have caused the execution of this Amendment to Omnibus Agreement Regarding Interchange Litigation Judgment Sharing and Settlement Sharing.

Bank of America, N.A.,
MBNA America (Delaware)
FIA Card Services N.A. (f/k/a Bank of America, N.A. (USA) and MBNA America Bank, N.A.)
Bank of America Corporation, and
NB Holdings Corporation

By: /s/ Terry Laughlin
Name: Terry Laughlin
Title: President, Strategic Initiatives
Dated August 20, 2014

BA Merchant Services LLC (F/k/a National Processing, Inc.),

By: /s/ JoAnn P. Carlton
Name: JoAnn P. Carlton
Title: EVP
Dated August 19, 2014

Barclays Bank plc, Barclays Financial Corp., and Barclays Bank Delaware

By: /s/ Clinton Walker
Name: Clinton Walker
Title: Managing Director, Barclays Bank Delaware
Dated August 13, 2014

(Signature page to Amendment to Omnibus Agreement
Regarding Interchange Litigation Judgment Sharing and Settlement Sharing)

Capital One Bank, (USA), N.A., Capital One, F.S.B, Capital One, N.A., Capital One Financial Corporation

By: /s/ Jonathan Campbell
Name: Jonathan Campbell
Title: Vice President, Sr. Associate General Counsel
Dated August 11, 2014

Chase Bank USA, N.A.

By: /s/ Gordon Smith
Name: Gordon A. Smith
Title: CEO Consumer/Community Bank
Dated August 7, 2014

Citibank (South Dakota), N.A., Citibank, N.A., Citicorp, and Citigroup, Inc.

By: /s/ David F. Graham
Name: David F. Graham
Title: Partner, Sidley Austin LLP, as attorneys on behalf of Citibank (South Dakota), N.A., Citibank, N.A., Citicorp and Citigroup, Inc.
Dated August 25, 2014

(Signature page to Amendment to Omnibus Agreement
Regarding Interchange Litigation Judgment Sharing and Settlement Sharing)

Fifth Third Bancorp

By: /s/ James R. Hubbard
Name: James R. Hubbard
Title: Senior Vice President
Dated August 19, 2014

First National of Nebraska, Inc. and
First National Bank of Omaha

By: /s/ N. W. Baxter
Name: N. W. Baxter
Title: EVP & CRO
Dated

HSBC Finance Corporation

By: /s/ Megan S. Webster
Name: Megan S. Webster
Title: Vice President
Dated August 20, 2014

(Signature page to Amendment to Omnibus Agreement
Regarding Interchange Litigation Judgment Sharing and Settlement Sharing)

HSBC Bank USA, N.A.

By: /s/ Stephen R. Nesbitt
Name: Stephen R. Nesbitt
Title: Executive Vice President
Dated August 20, 2014

HSBC North America Holdings Inc.

By: /s/ Patrick J. Burke
Name: Patrick J. Burke
Title: CEO
Dated August 20, 2014

HSBC Bank plc

By: /s/ Mark Charles
Name: Mark Charles
Title: Co-General Counsel
Dated

HSBC Holdings plc

By: /s/ Shawn Chen
Name: Shawn J. Chen
Title: Global Co-General Counsel, Litigation
Dated August 21, 2014

(Signature page to Amendment to Omnibus Agreement
Regarding Interchange Litigation Judgment Sharing and Settlement Sharing)

JPMorgan Chase & Co.

By: /s/ Stephen Cutler
Name: Stephen M. Cutler
Title: General Counsel
Dated August 7, 2014

JPMorgan Chase Bank, N.A., as acquirer of certain assets and liabilities of Washington Mutual Bank from the Federal Deposit Insurance Corporation acting as receiver

By: /s/ Gordon Smith
Name: Gordon A. Smith
Title: CEO Consumer/Community Banking
Dated August 7, 2014

MasterCard Incorporated,
MasterCard International Incorporated

By: /s/ Timothy Murphy
Name: Timothy Murphy
Title: General Counsel Chief Franchise Officer
Dated August 18, 2014

(Signature page to Amendment to Omnibus Agreement
Regarding Interchange Litigation Judgment Sharing and Settlement Sharing)

PNC Bank, National Association, successor by merger to National City Bank and National City Bank of Kentucky

By: /s/ Joseph C. Guyaux
Name: Joseph C. Guyaux
Title: Senior Vice Chairman
Dated August 19, 2014

The PNC Financial Services Group, Inc, successor by merger to National City Corporation

By: /s/ Joseph C. Guyaux
Name: Joseph C. Guyaux
Title: Senior Vice Chairman
Dated August 19, 2014

Suntrust Banks, Inc.

By: /s/ Brian D. Edwards
Name: Brian D. Edwards
Title: Senior Vice President
Dated August 12, 2014

Texas Independent Bancshares, Inc., Texas First Bank

By: /s/ Charles T. Doyle
Name: Charles T. Doyle
Title: Chairman of the Board
Dated

(Signature page to Amendment to Omnibus Agreement Regarding Interchange Litigation Judgment Sharing and Settlement Sharing)

U.S. Bank, N.A., and U.S. Bancorp

By: /s/ Laura F. Bednause
Name: Laura F. Bednause
Title: Senior Vice President
Dated August 19, 2014

Wells Fargo & Co.
Wells Fargo Bank N.A.

By: /s/ C.V. Beck
Name: C. V. Beck
Title: Officer – Wells Fargo & Company, SVP Wells Fargo Bank, N.A.
Dated August 18, 2014

Wells Fargo & Co., as successor to Wachovia Corporation

By: /s/ C.V. Beck
Name: C. V. Beck
Title: Officer – Wells Fargo & Company
Dated August 18, 2014

Wells Fargo Bank N.A., as successor to Wachovia Bank, N.A.

By: /s/ C.V. Beck
Name: C. V. Beck
Title: Senior Vice President
Dated August 18, 2014

(Signature page to Amendment to Omnibus Agreement Regarding Interchange Litigation Judgment Sharing and Settlement Sharing)

Visa U.S.A. Inc.

By: /s/Ellen Richey
Name: Ellen Richey
Title: EVP, Chief Legal Officer & Chief Enterprise Risk Officer
Dated August 25, 2014

Visa International Service Association

By: /s/Ellen Richey
Name: Ellen Richey
Title: EVP, Chief Legal Officer & Chief Enterprise Risk Officer
Dated August 25, 2014

Visa Inc.

By: /s/Ellen Richey
Name: Ellen Richey
Title: EVP, Chief Legal Officer & Chief Enterprise Risk Officer
Dated August 25, 2014

(Signature page to Amendment to Omnibus Agreement
Regarding Interchange Litigation Judgment Sharing and Settlement Sharing)

WMI Liquidating Trust,
on its own behalf and on behalf of Washington Mutual, Inc.

By: /s/Charles Edward Smith
Name: Charles Edward Smith
Title: General Counsel
Dated August 20, 2014

(Signature page to Amendment to Omnibus Agreement
Regarding Interchange Litigation Judgment Sharing and Settlement Sharing)